                                                                      EXHIBIT 24
                                                                      BA- NJ 10K

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED C. KOEPPE and MICHAEL J. LOSCH, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 1994.

                                             \s\ James M. Seabrook
                                             ---------------------
                                             James M. Seabrook
                                             Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED C. KOEPPE and MICHAEL J. LOSCH, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of March, 1994.

                                        \s\ A. P. Terracciano
                                        ---------------------
                                        A. P. Terracciano
                                        Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is an officer and a director of the Company as indicated below under her name;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED C. KOEPPE and MICHAEL J. LOSCH, and each of them, as attorneys for her and in her name, place and stead, and in each of her offices and capacities as an officer and a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 17th day of March, 1994.

                                       \s\ Leslie A. Vial
                                       ------------------
                                       Leslie A. Vial
                                       Vice President - General
                                         Counsel and Secretary
                                         and Director

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED
C. KOEPPE and MICHAEL J. LOSCH, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 1994.

                                       \s\ Brendan Byrne
                                       -----------------
                                       Brendan Byrne
                                       Director

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED
C. KOEPPE and MICHAEL J. LOSCH, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 1994.

                                       \s\ Robert E. Campbell
                                       ----------------------
                                       Robert E. Campbell
                                       Director

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED
C. KOEPPE and MICHAEL J. LOSCH, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of March, 1994.

                                       \s\ Bruce S. Gordon
                                       -------------------
                                       Bruce S. Gordon
                                       Director

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is a director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED
C. KOEPPE and MICHAEL J. LOSCH, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of March, 1994.

                                       \s\ Jon F. Hanson
                                       -----------------
                                       Jon F. Hanson
                                       Director

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is an officer of the Company as indicated below under his name;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED
C. KOEPPE as attorney for him and in his name, place and stead, and in each of his offices and capacities as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of March, 1994.

                                       \s\ Michael J. Losch
                                       --------------------
                                       Michael J. Losch
                                       Chief Financial Officer

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS:

          WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

          WHEREAS, the undersigned is an officer and a director of the Company as indicated below under his name;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL J. LOSCH as attorney for him and in his name, place and stead, and in each of his offices and capacities as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of March, 1994.

                                       \s\ Alfred C. Koeppe
                                       --------------------
                                       Alfred C. Koeppe
                                       President and Director